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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 10, 2005

                              ____________________

                              DIGITAL IMPACT, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      000-27787                94-3286913
          --------                      ---------                ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                                 177 Bovet Road
                           San Mateo, California 94402
          (Address of principal executive offices, including zip code)

                                 (650) 356-3400
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

Digital Impact issued a press release, dated February 10, 2005 (the "Press Release"), which is attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

99.1           Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Digital Impact, Inc.

                                          By: /s/ David Oppenheimer
                                              ----------------------------------
                                              David Oppenheimer
                                              Senior Vice President, Finance and
                                              Chief Financial Officer

Date: February 11, 2005

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release